UCANSI INC. AND SUBSIDIARY

(A development stage company)

CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 AND 2011

THE TWO YEARS ENDED DECEMBER 31, 2012

AND THE PERIOD FROM (INCEPTION) FEBRUARY 5, 2007 TO DECEMBER 31, 2012

IN U.S. DOLLARS

IN THOUSANDS

UCANSI INC. AND SUBSIDIARY

(A development stage company)

CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2012 AND 2011

AND THE TWO YEARS ENDED DECEMBER 31, 2012 AND 2011

AND THE PERIOD FROM (INCEPTION) FEBRUARY 5, 2007 TO DECEMBER 31, 2012

IN U.S. DOLLARS

IN THOUSANDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Ucansi Inc.

We have audited the accompanying consolidated balance sheets of Ucansi Inc. and subsidiary ("the Company") as of December 31, 2012 and 2011, and the related consolidated statements of operations, stockholders’ equity (deficit) and cash flows for each of the years in the two-year period ended December 31, 2012 and for the period from February 5, 2007 (inception date) through December 31, 2012. The Company’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of December 31, 2012 and 2011, and the consolidated results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2012 and for the period from February 5, 2007 (inception date) through December 31, 2012 in conformity with accounting principles generally accepted in the United States of America.

Yarel + Partners

Tel-Aviv, Israel

May 1, 2013

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED BALANCE SHEETS

U.S. DOLLARS

IN THOUSANDS (Except shares and par value amounts)

	December 31,
	2012	2011
ASSETS
Current Assets:
Cash and cash equivalents	$779	$436
Accounts receivable and prepaid expenses	11	23
Total Current Assets	790	459
Long Term Assets:
Property and equipment, net	46	57
Severance pay fund	-	4
Long term prepaid expenses	2	2
Restricted cash	20	20
Total Long Term Assets	68	83
Total Assets	$858	$542

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current Liabilities:
Trade payables	$42	$5
Related parties payable	168	30
Accrued expenses and other liabilities	114	113
Total Current Liabilities	324	148

Long Term Liabilities
Accrued severance pay	-	13
Accrued dividend on redeemable preferred stock	-	226
Total Long Term Liabilities	-	239

Redeemable preferred stock of $0.01 par value per share 3,500,000 and 1,000,000 shares of preferred stock authorized at December 31, 2012 and 2011, respectively; none and 208,636 issued and outstanding at December 31, 2012 and 2011, respectively	-	782

Commitments and Contingent Liabilities

Stockholders’ Equity (Deficit):
Stock capital - Common shares of $0.01 par value per share 10,000,000 and 4,700,000 shares of common stock authorized at December 31, 2012 and 2011, respectively; 3,714,000 and 3,666,667 shares issued and outstanding at December 31, 2012 and 2011 , respectively	37	37
Preferred stock of $0.01 par value per share 3,500,000 and 1,000,000 shares of preferred stock authorized at December 31, 2012 and 2011, respectively; 1,512,316 and 773,865 issued and outstanding at December 31, 2012 and 2011, respectively	15	8
Additional paid-in capital	8,604	3,977
(Deficit) accumulated during the development stage	(8,122)	(4,649)
Total Stockholders’ Equity (Deficit)	534	(627)
Total Liabilities and Stockholders’ Equity (Deficit)	$858	$542

The accompanying notes are an integral part of the consolidated financial statements.

2

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED STATEMENTS OF OPERATIONS

U.S. DOLLARS

IN THOUSANDS (Except shares and per share amounts)

			Period from
			February 5, 2007
			(date of inception)
	Year ended December 31,		to December 31,
	2012	2011	2012

Revenues	$-	$-	$-

Operating expenses:
In process research and development write off	-	-	(1,427)
Research and development	(2,249)	(1,035)	(4,943)
General and administrative	(1,238)	(284)	(1,708)

Total operating expenses	(3,487)	(1,319)	(8,078)
Operating (loss)	(3,487)	(1,319)	(8,078)
Financial income (expenses), net	14	(25)	(44)

Net (loss)	$(3,473)	$(1,344)	$(8,122)

( Loss) per share (basic & diluted)	$(0.73)	$(0.32)

Weighted average number of shares outstanding	4,925,230	4,599,834

The accompanying notes are an integral part of the consolidated financial statements.

3

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF STOCKHOLDERS’ EQUITY

FOR THE PERIOD FEBRUARY 5, 2007 (INCEPTION) TO DECEMBER 31, 2012

U.S. DOLLARS IN THOUSANDS (Except number of shares)

	Preferred Stock		Common Stock			(Deficit)
	Shares	Amount	Shares	Amount	Additional paid-in capital	accumulated during the development stage	Total stockholders’ equity
Balance as of February 5, 2007 (date of inception)	-	$-	-	$-	$-	$-	$-

Issuance of common stock for In Process R&D	-	-	3,466,065	35	1,392	-	1,427

Issuance of common stock for cash, net	-	-	200,602	2	64	-	66

Issuance of preferred stock and stock warrants for cash, net	437,865	4	-	-	556	-	560

Net (loss)	-	-	-	-	-	(1,682)	(1,682)

Balance as of December 31, 2007	437,865	4	3,666,667	37	2,012	(1,682)	371

Issuance of Series A-3 warrants for cash	-	-	-	-	43	-	43

Dividend on series A-3 preferred stock	-	-	-	-	(2)	-	(2)

Stock-based compensation	-	-	-	-	9	-	9

Net (loss)	-	-	-	-	-	(449)	(449)

Balance as of December 31, 2008	437,865	4	3,666,667	37	2,062	(2,131)	(28)

Issuance of Series A-3 warrants for cash	-	-	-	-	92	-	92

Dividend on series A-3 preferred stock	-	-	-	-	(24)	-	(24)

Stock-based compensation	-	-	-	-	34	-	34

Net (loss)	-	-	-	-	-	(348)	(348)

Balance as of December 31, 2009	437,865	4	3,666,667	37	2,164	(2,479)	(274)

The accompanying notes are an integral part of the consolidated financial statements.

4

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF STOCKHOLDERS’ EQUITY (CONTINUED)

FOR THE PERIOD FEBRUARY 5, 2007 (INCEPTION) TO DECEMBER 31, 2012

U.S. DOLLARS IN THOUSANDS (Except number of shares)

	Preferred Stock		Common Stock			(Deficit)
	Shares	Amount	Shares	Amount	Additional paid- in capital	accumulated during the development stage	Total stockholders’ equity
Issuance of preferred stock and warrants for cash	200,000	2	-	-	1,123	-	1,125

Dividend on series A-3 preferred stock	-	-	-	-	(84)	-	(84)

Stock-based compensation	-	-	-	-	181	-	181

Net (loss)						(826)	(826)

Balance as of December 31, 2010	637,865	6	3,666,667	37	3,384	(3,305)	122

Issuance of preferred stock for cash	136,000	2	-	-	679	-	681

Dividend on series A-3 preferred stock	-	-	-	-	(116)	-	(116)

Stock-based compensation	-	-	-	-	30	-	30

Net (loss)	-	-	-	-	-	(1,344)	(1,344)

Balance as of December 31, 2011	773,865	8	3,666,667	37	3,977	(4,649)	(627)

Issuance of common stock in conjunction with exercise of stock options	-	-	47,333	*	-	-	*

Issuance of preferred stock for cash, net	328,000	3	-	-	1,631	-	1,634

Exchange of A-3 redeemable preferred stock to A-7 preferred stock	410,451	4	-	-	1,113	-	1,117

Dividend on series A-3 preferred stock	-	-	-	-	(109)	-	(109)

Stock-based compensation	-	-	-	-	1,992	-	1,992

Net (loss)					-	(3,473)	(3,473)

Balance as of December 31, 2012	1,512,316	$15	3,714,000	$37	$8,604	$(8,122)	$(534)

* - Less than $1

The accompanying notes are an integral part of the consolidated financial statements.

5

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED STATEMENTS OF CASH FLOWS

U.S. DOLLARS

IN THOUSANDS

			Period from
			February 5, 2007
			(date of inception)
	Year ended December 31,		to December 31,
	2012	2011	2012
Cash flows from operating activities
Net (loss)	$(3,473)	$(1,344)	$(8,122)
Adjustments to reconcile net (loss) to net cash (used in)
Operating activities:
Depreciation	13	15	64
In-Process Research and Development write-off	-	-	1,427
Stock-based compensation	1,992	30	2,245
Changes in assets and liabilities:
(Decrease) in accrued severance pay	(13)	(2)	-
Decrease (increase) in accounts receivable and prepaid expenses	12	(1)	(11)
Increase in trade payables	37	-	42
Increase (decrease) in related parties payable	138	(26)	168
Long term deposit exchange rate differences	(1)	1	-
Increase (decrease) in accrued expenses and other liabilities	1	(1)	114
Net cash (used in) operating activities	(1,294)	(1,328)	(4,073)

Cash flows from investing activities
Increase in long term prepaid expenses	-	(2)	(2)
Purchase of property and equipment	(2)	(33)	(110)
Severance pay fund	4	(4)	-
Restricted cash	-	-	(21)
Net cash provided by (used in) investing activities	2	(39)	(133)

Cash flows from financing activities
Proceeds from issuance of preferred stock	1,634	680	4,631
Proceeds from issuance of stock warrants	-	-	286
Proceeds from issuance of common stock, net	*	-	68
Net cash provided by financing activities	1,635	680	4,985

Increase (decrease) in cash and cash equivalents	343	(687)	779
Cash and cash equivalents at the beginning of period	436	1,123	-
Cash and cash equivalents at the end of period	$779	$436	$779

* - Less than $1

The accompanying notes are an integral part of the consolidated financial statements.

6

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

U.S. DOLLARS

IN THOUSANDS

			Period from
			February 5, 2007
			(date of inception)
	Year ended December 31,		to December 31,
	2012	2011	2012
Non cash transactions:
Issuance of common stock in acquisition of In-Process Research and Development	$-	$-	$1,427
Exchange of redeemable preferred stock with non-redeemable preferred stock	$1,117	$-	$1,117

Additional information:
Cash paid for income taxes	$-	$-	$-
Cash paid for interest expense	$-	$-	$-

The accompanying notes are an integral part of the consolidated financial statements.

7

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

U.S. DOLLARS

IN THOUSANDS

NOTE 1:-	GENERAL

a.	Ucansi Inc. (the “Company”) formerly named "Eyekon Inc." was incorporated on February 5, 2007 under the laws of the State of Delaware. Ucansi is a development stage healthcare software technology company, utilizing patented technology to develop consumer-oriented software applications for improving near vision sharpness, by improving the image processing function in the visual cortex of the brain. The Company’s development efforts are conducted through its wholly-owned Israeli subsidiary, Eyekon E.R.D Ltd. formerly named Eyekon Blue White Ltd.

b.	The Company devotes substantially all of its efforts toward research and development activities. In the course of such activities, the Company has sustained operating losses and expects such losses to continue for the foreseeable future. The Company has not generated any revenues or product sales and has not achieved profitable operations or positive cash flow from operations. The Company’s deficit accumulated during the development stage aggregated $(8,122) through December 31, 2012. There is no assurance that profitable operations, if ever achieved, could be sustained on a continuing basis. The Company plans to continue to finance its operations with a combination of stock issuance and private placements and, in the longer term, revenues. There are no assurances, however, that the Company will be successful in obtaining an adequate level of financing needed for the long-term development. The Company believes that its current cash sources will enable the continuance of the Company’s activities for at least twelve months with no need for additional fundraising.

c.	Starting Q4 2010 and throughout 2011 a scientific study testing the efficacy of our technology was conducted at the University of California, Berkeley. In February 2012 positive results from a scientific study testing the efficacy of our product was published in Nature’s Scientific Reports, a leading scientific publication.

d.	The company’s product for reading improvement is currently in beta testing phase.

NOTE 2:-	SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The significant accounting policies followed in the preparation of the financial statements, on a consistent basis are:

a.	Use of estimates:
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. While management believes that such estimates are fair when considered in conjunction with the consolidated financial position and results of operations taken as a whole, actual results could differ from those estimates and such differences may be material to the financial statements.

b.	Patents:
As a result of the Company’s research and development efforts, the Company has obtained, or is applying for, a number of patents to protect proprietary technology and inventions. All costs associated with patents for product candidates under development are expensed as incurred. To date, the Company has not capitalized patent costs.

8

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

U.S. DOLLARS

IN THOUSANDS

NOTE 2:-	SIGNIFICANT ACCOUNTING POLICIES (continued)

c.	Financial statements in U.S. dollars:

The functional currency of the Company is the U.S dollar, as the U.S. dollar is the primary currency of the economic environment in which the Company has operated and expects to continue to operate in the foreseeable future. The majority of Eyekon E.R.D. Ltd.'s operations are currently conducted in Israel and most of the Israeli expenses are currently paid in new Israeli shekels ("NIS"); however, the subsidiary's operations do not generate any positive cash flow to cover its expenses and is not able to exist without the parent company's funding. Therefore the currency which is used to the operating activities, financing and investing activities including loans and equity transactions are made in U.S. dollars.
Accordingly, the functional and reporting currency of the Company is the dollar. Monetary accounts maintained in currencies other than the dollar are remeasured into U.S. dollars. All transaction gains and losses from the remeasurement of monetary balance sheet items are reflected in the statements of operations as financial income or expenses, as appropriate.

d.	Comprehensive Income (Loss):
Accounting guidance requires financial statements to include the reporting of comprehensive income (loss), which includes net income (loss) and certain transactions that have generally been reported in the statement of stockholders’ equity. The Company’s comprehensive loss consists of net loss.

e.	Segment Reporting:
A business segment is a distinguishable component of an enterprise that is engaged in providing an individual product or service or a group of related products or services and that is subject to risks and returns that are different from those of other business segments. Management believes that the Company meets the criteria for aggregating its operating segments into a single reporting segment.

f.	Principles of consolidation:
The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Eyekon E.R.D. Ltd. Intercompany transactions and balances, have been eliminated upon consolidation.

g.	Cash equivalents:
For purposes of reporting within the statement of cash flows, the Company considers all cash on hand, cash accounts not subject to withdrawal restrictions or penalties, and all highly liquid debt instruments purchased with a maturity of three months or less to be cash and cash equivalents.

h.	Restricted cash:
Cash and cash items which are restricted as to withdrawal or usage. Restricted cash includes legally restricted deposits held as compensating balances against a line of credit on credit cards to assure future credit availability. Restricted cash is classified as short and long term according to the restriction terms.

i.	Accounts receivable:
Accounts receivable are recorded at net realizable value consisting of the carrying amount less the allowance for uncollectible accounts. As of December 31, 2012 and 2011, the Company has not accrued an allowance for uncollectible accounts.

9

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

U.S. DOLLARS

IN THOUSANDS

NOTE 2:-	SIGNIFICANT ACCOUNTING POLICIES (continued)

j.	Property and equipment:

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets. The annual depreciation rates are as follows:

%
Office furniture and equipment	7 - 15
Laboratory equipment	7 - 15
Computers and electronic equipment	33
Leasehold improvements	10

k.	Long lived assets:

The Company reviews the carrying value of its long-lived assets, including intangible assets subject to amortization, for impairment whenever events and circumstances indicate that the carrying value of the assets may not be recoverable. Recoverability of these assets is measured by comparing the carrying value of the assets to the undiscounted cash flows estimated to be generated by those assets over their remaining economic life. If the undiscounted cash flows are not sufficient to recover the carrying value of the assets, the assets are considered impaired. The impairment loss is measured by comparing the fair value of the assets to their carrying value.

Fair value is determined by either a quoted market price or a value determined by a discounted cash flow technique, whichever is more appropriate under the circumstances involved. No impairments were recognized from February 5, 2007 (inception date) through December 31, 2012.

l.	Accounting for stock-based compensation:

ASC 718 - “Compensation-stock Compensation”- (“ASC 718”) requires companies to estimate the fair value of equity-based payment awards on the date of grant using an Option Pricing Model ("OPM"). The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service periods in the Company’s consolidated income statements.

The Company estimates the fair value of stock options granted using the Black-Scholes Merton OPM. The OPM requires a number of assumptions, of which the most significant are the expected stock price volatility and the expected option term. There is no active external or internal market for the Company's common shares. Thus, it was not possible to estimate the expected volatility of the Company's share price in estimating fair value of options granted. Accordingly, as a substitute for such volatility, the Company used the historical volatility of comparable companies in the industry. The expected term of options granted represents the period of time that options granted are expected to be outstanding, management uses simplified method for estimating the expected term of options due to insufficient readily available historical exercise data. The risk-free interest rate is based on the yield rates of U.S. Government Treasury Bonds with an equivalent term. The Company has historically not paid dividends and has no foreseeable plans to pay dividends.

The Company applies ASC 505-50, “Equity Based Payments to Non Employees” (“ASC 505-50”), with respect to options issued to non-employees.

The fair value for these options was estimated using the Black-Scholes Merton OPM with the following assumptions:

	Year ended December 31, 2012	Year ended December 31, 2011

Weighted Average Risk free interest rate	0.511%	1.494%
Dividend yield	0%	0%
Weighted Average Volatility factor	0.9375	0.9375
Weighted Average Expected life of the options	4.01	5.01

10

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

U.S. DOLLARS

IN THOUSANDS

NOTE 2:-	SIGNIFICANT ACCOUNTING POLICIES (continued)

m.	Research and development costs:

Research and development (“R&D”) costs are expensed as they are incurred and consist of salaries, stock- based compensation benefits and other personnel related costs, fees paid to consultants, clinical trials and related clinical manufacturing costs, license and milestone fees, and facilities and overhead costs.

n.	Severance pay fund:

Assets held for employees’ severance payments represent contributions to insurance policies that are recorded at their current redemption value. The deposited funds include profits and losses accumulated up to the balance sheet date. The deposited funds may be withdrawn only upon the fulfillment of the obligation pursuant to Israel’s Severance Pay Law or labor agreements.

o.	Accrued severance pay:

Under Israeli law and labor agreements the Company is required to pay severance payments to each employee who was employed by the Company for over one year and has been terminated by the Company or resigned under certain specified circumstances. The Company’s liability for the severance payments until December 31, 2010 is partially covered by deposits with insurance companies in the name of the employee.

The liability related to the severance payments is calculated on the basis of the latest salary of the employee multiplied by the number of years of employment as of the balance sheet date. The liability for employee severance payments included in the balance sheet represents the total amount due for such severance payment, while the assets held for severance benefits included in the balance sheet represents the Company’s contributions to insurance policies.

Commencing January 1, 2010 all employees signed on employment agreements implementing Section 14 of the Israeli Severance Pay Law, mandating that upon termination of the employees’ employment, the Company shall release to them all the amounts accrued in their insurance policies. The severance pay liabilities and deposits covered by these plans are not reflected in the balance sheet as the severance pay risks have been irrevocably transferred to the severance funds.

Severance (income) expenses for the years ended December 31, 2012 and 2011 and the period from February 5, 2007 (inception date) through December 31, 2012 amounted to $(13), $(2), and $0, respectively.

p.	Income taxes:

The Company accounts for income taxes in accordance with the provisions of ASC 740-10, Income Taxes. ASC 740-10 requires companies to recognize deferred tax assets and liabilities based on the differences between financial reporting and tax bases of assets and liabilities. These differences are measured using the enacted tax rates and laws that are expected to be in effect when the temporary differences are expected to reverse. A valuation allowance is established against net deferred tax assets, if based on the weighted available evidence, it is more likely than not that all or a portion of the deferred tax assets will not be realized.

q.	Concentrations of credit risk:

Financial instruments that potentially subject the Company and subsidiaries to concentrations of credit risk consist principally of cash and cash equivalents.

Cash and cash equivalents are invested in major banks in Israel and in the U.S. Such deposits in Israel and the U.S. are not insured. Management believes that the financial institutions that hold the Company’s investments are financially sound and, accordingly, minimal credit risk exists with respect to these investments.

The Company has no off-balance-sheet concentration of credit risk such as foreign exchange contracts or any other hedging arrangements.

11

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

U.S. DOLLARS

IN THOUSANDS (Except share amounts)

NOTE 2:-	SIGNIFICANT ACCOUNTING POLICIES (continued)

r.	Fair value measurements:

As defined in ASC 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), fair value is based on the price that would be received to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. In order to increase consistency and comparability in fair value measurements, ASC 820-10 establishes a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three broad levels, which are described below:

Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for assets or liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Level 2: Other inputs that are observable, directly or indirectly, such as quoted prices for similar assets and liabilities or market corroborated inputs.

Level 3: Unobservable inputs are used when little or no market data is available, which requires the Company to develop its own assumptions about how market participants would value the assets or liabilities. The fair value hierarchy gives the lowest priority to Level 3 inputs.  In determining fair value, the Company utilizes valuation techniques in its assessment that maximize the use of observable inputs and minimize the use of unobservable inputs.  The following table presents the Company’s financial assets and liabilities that are carried at fair value, classified according to the three categories described above:

	Fair Value Measurements at December 31, 2012
	Total	(Level 1)	(Level 2)	(Level 3)

Cash and cash equivalents	$779	$779	$-	$-
Restricted cash	20	20	-	-
Total assets at fair value, net	$799	$799	$-	$-

	Fair Value Measurements at December 31, 2011
	Total	(Level 1)	(Level 2)	(Level 3)

Cash and cash equivalents	$436	$436	$-	$-
Restricted cash	20	20	-	-
Total assets at fair value, net	$456	$456	$-	$-

s.	(Loss) per share:

Basic and Diluted losses per share are presented in accordance with ASC 260-10 “Earnings per share”. Outstanding options and warrants have been excluded from the calculation of the diluted loss per share because all such securities are antidilutive. The total weighted average number of ordinary shares related to outstanding options and warrants excluded from the calculations of diluted loss per share were 1,425,700 and 783,580 for the years ended December 31, 2012 and 2011, respectively.

The following data show the amounts used in computing (losses) per share and the effect on income and the weighted average number of shares of dilutive potential common stock (thousands, except share amounts and per share amounts):

12

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

U.S. DOLLARS

IN THOUSANDS (Except shares and per share value amounts)

NOTE 2:-	SIGNIFICANT ACCOUNTING POLICIES (continued)

s.	(Loss) per share (continued):

	Year ended December 31,
	2012	2011
Basic & Diluted net (loss) per share:

(Loss) from continuing operations	$(3,473)	$(1,344)
Less: accumulating dividend on preferred stock	(109)	(116)
	$(3,582)	$(1,460)

Number of common shares	3,674,448	3,666,667
Number of participating Series A Preferred shares	1,250,782	933,167
Number of shares used in per share computation	4,925,230	4,599,834
Basic net (loss) per share	$(0.73)	$(0.32)

t.	Revenue recognition

Revenue, if and when generated, will be recognized in accordance with ASC 605-10-S99, “Revenue Recognition”, when the significant risks and rewards of ownership have been transferred to the customer pursuant to applicable laws and regulations, including factors such as when there has been evidence of a sales arrangement, the performance has occurred, or service have been rendered, the price to the buyer is fixed or determinable, and collectability is reasonably assured.

u.	Impact of recently issued accounting standards:

In May 2011, the FASB issued ASU 2011-04, "Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRSs")." Under ASU 2011-04, the guidance amends certain accounting and disclosure requirements related to fair value measurements to ensure that fair value has the same meaning in U.S. GAAP and in IFRS and that their respective fair value measurement and disclosure requirements are the same. ASU 2011-04 is effective for public entities during interim and annual periods beginning after December 15, 2011. The adoption of ASU 2011-04 did not have a material impact on its consolidated results of operation and financial condition.

Effective June 16, 2011, the FASB issued ASU No. 2011-05, "Comprehensive Income (ASC Topic 220): Presentation of Comprehensive Income," ("ASU 2011-05") which amended current comprehensive income guidance. This accounting update eliminates the option to present the components of other comprehensive income as part of the statement of shareholders' equity. Instead, comprehensive income must be reported in either a single continuous statement of comprehensive income which contains two sections, net income and other comprehensive income, or in two separate but consecutive statements. In December 2011, the FASB deferred the requirement to present components of reclassifications of other comprehensive income on the face of the income statement that had previously been included in the June 2011 amended standard. These amended standards are applied for interim and annual periods beginning after December 15, 2011. The adoption of ASU 2011-04 did not have a material impact on its consolidated results of operation and financial condition.

On February 5, 2013, the FASB issued ASU No. 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income, which adds additional disclosure requirements relating to the reclassification of items out of accumulated other comprehensive income.  This ASU is effective for the first quarter of 2013 and affects disclosures only; it is not expected to have a material impact on the Company's consolidated results of operation and financial condition.

13

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

U.S. DOLLARS

IN THOUSANDS

NOTE 2:-	SIGNIFICANT ACCOUNTING POLICIES (continued)

u.	Impact of recently issued accounting standards (continued):

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). The objective of ASU 2011-11 is to enhance disclosures by requiring improved information about financial instruments and derivative instruments in relation to netting arrangements. ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. The Company is currently evaluating the impact of this guidance; however, since this update affects disclosures only, it is not expected to have a material impact on the Company's consolidated financial statements.

There were various other updates recently issued.  None of the updates are expected to a have a material impact on the Company's financial position, results of operations or cash flows.

NOTE 3:-	ACCOUNTS RECEIVABLE AND PREPAID EXPENSES

	December 31,
	2012	2011
Israeli government authorities	$11	$23

NOTE 4:-	PROPERTY AND EQUIPMENT, NET

	December 31,
	2012	2011
Cost:
Office furniture and equipment	$18	$18
Computers and electronic equipment	54	52
Laboratory equipment	31	31
Leasehold improvements	7	7
	110	108
Accumulated depreciation:
Office furniture and equipment	6	4
Computers and electronic equipment	41	33
Laboratory equipment	15	13
Leasehold improvements	2	1
	64	51
Depreciated cost	$46	$57

Depreciation expenses for the years ended December 31, 2012, 2011 and for the period from February 5, 2007 (inception date) through December 31, 2012 were $13, $15, and $64, respectively.

NOTE 5:-	ACCRUED EXPENSES AND OTHER LIABILITIES

	December 31,
	2012	2011
Employees and payroll accruals	$77	$95
Accrued expenses	29	11
Other	8	7
	$114	$113

14

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

U.S. DOLLARS

IN THOUSANDS

NOTE 6:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	In July 2011, the Company entered into a license agreement with RevitalVision LLC. a Kansas Limited Liability Corporation, which is the owner of several patents in the area of perceptual learning systems and methods. Pursuant to the license agreement, RevitalVision LLC. granted the Company a non-exclusive license to certain patents necessary to the Company for its developments. Under the license agreement, the Company has the right to sub-license the licensed patents. The license agreement terminates when the last of the patents licensed to the Company expires, unless terminated earlier.

Under the license agreement, the Company was required to pay:

1.	An initial license fee of $50 in three installments which was paid in full.
2.	Licensor one time milestone payments in the amount of $25 upon the earlier of: (i) the Company reaches $1,000 sales (ii) July 15, 2013.
3.	Quarterly royalty payments from net sales: (i) up to yearly net sales of $3,000- fees of 5.5% (ii) for yearly net sales exceeding $3,000- fees of 4.5% from net sales.

b.	Operating leases:

Eyekon E.R.D. Ltd. rents its offices under a lease operating agreement commencing March 20, 2011, expiring March 31, 2014 and a vehicle under a lease operating agreement commencing August 2, 2011, expiring August 1, 2014.

Aggregate minimum rental commitments, under non-cancelable leases, as of December 31, 2012, are as follows:

Year ended December 31,
2013	$31
2014	8
Total	$39

Rent expenses for the years ended December 31, 2012, 2011 and for the period from February 5, 2007 (date of inception) to December 31, 2012 were $35, $22, and $111, respectively.

Car lease expenses for the years ended December 31, 2012, 2011 and for the period from February 5, 2007 (date of inception) to December 31, 2012 were $7, $3, and $10, respectively.

NOTE 7:-	CONSULTING AND EMPLOYMENT AGREEMENTS WITH RELATED PARTIES

a.	On November 1, 2010 the Company entered into an employment agreement with its Chief Executive Officer (“CEO”), pursuant to which he serves as the Company’s CEO (Chief Executive Officer) at a current monthly salary of NIS35 ($9). In addition the CEO is entitled to use a Company car. Either party may terminate the agreement on 30 days prior notice.

b.	On February 1, 2011 the Company entered into a consulting agreement with its Director. According to agreement the Director would assist in developing the company’s technological platform and services and manage the company’s development team acting as the company’s Chief Technology Officer ("CTO") in consideration to a monthly consulting fee of NIS38 ($10). Either party may terminate the agreement on 30 days prior notice.

c.	On February 1, 2011 the Company entered into a consulting agreement with another Director. According to the agreement the Director would provide research and development services to the Company. Either party may terminate the agreement on 30 days prior notice. Under the agreement, the Company shall pay the Director a monthly consulting fee of NIS 38 ($10).

15

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2012 AND 2011

U.S. DOLLARS

IN THOUSANDS (Except shares and par value amounts)

NOTE 8:-	STOCKHOLDERS’ EQUITY

a.	Rights of Common Stock capital:

The holders of Common Stock are entitled to one vote per share on all matters submitted to a vote of the stockholders, including the election of directors. Subject to any preferential rights of any outstanding series of preferred stock created by the Board from time to time, the common stockholders will be entitled to such cash dividends as may be declared from time to time by the Board from funds available. Subject to any preferential rights of any outstanding series of preferred stock, upon liquidation, dissolution or winding up of the Company, the common stockholders will be entitled to receive pro rata all assets available for distribution to such holders.

On November 21, 2012 the Company amended its Certificate of Incorporation to, among other things, increase the number of its authorized shares of common stock of $0.01 par value per share from 4,700,000 to 10,000,000.

b.	On September 10, 2008 the Company entered into a stock purchase agreement with Dr. Uri Polat (the "Founder") and with Odysseus Ventures LLP. – a limited liability partnership (the "Seed Investor") whereas the Seed Investor receives 200,602 shares of common stock and 333,333 shares of series A-1 preferred stock , for a total consideration of $250 paid by the Seed Investor at the Company's inception date. Out of the $250, a sum of $83 was paid to purchase the 200,602 shares of common stock.

Under the September 2008 stock purchase agreement, 3,466,065 shares of common stock $0.01 par value each were issued to the Founder in consideration of know-how purchased from the Founder at inception, for use in research and development activities in a transaction other than a business combination that have no alternative future use.

Consistent with FASB ASC 730-10 the know-how purchased in the amount of $1,427 did not yet reached technological feasibility and had no alternative future use other than the technological indications for which it was in development. Accordingly, the entire amount representing the know-how was recorded as an In Process Research and Development ("IPR&D") and accordingly was immediately expensed in the consolidated statement of operations on the acquisition date.

According to FASB ASC 805-50-30-2 Asset acquisitions in which the consideration given is not in the form of cash, measurement of the IPR&D is based on either the cost which shall be measured based on the fair value of the consideration given or the fair value of the asset acquired, whichever is more clearly evident and, thus, more reliably measurable. The Company considered the fair value of the consideration given to be more reliably measurable.

c.	Preferred Stock and warrants:

In connection with the Series A Amendments, the Company’s Board of Directors and holders of the requisite number of shares of Common Stock and Series A Preferred approved the Company’s Fourth Amended and Restated Certificate of Incorporation, which was filed with the Secretary of State of the State of Delaware on November 21, 2012 and, among other things, increased the Company’s authorized Preferred Stock to 3,500,000 shares of Series A Convertible Preferred, par value $0.01 per share (“Series A Preferred”) and designated the Series A-6 Preferred and Series A-7 Preferred.

16

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

U.S. DOLLARS

IN THOUSANDS (Except shares, warrants and per share value amounts)

NOTE 8:-	STOCKHOLDERS’ EQUITY (continued)

c.	Preferred Stock and warrants (continued):

Following is a summary of the issued and outstanding Series A-1 through A-7 Convertible Preferred stock:

Series	# of shares issued and outstanding as of December 31,
	2012	2011
A-1	333,333	333,333
A-2	104,532	104,532
A-3	-	208,636
A-4	-	290,000
A-5	46,000	46,000
A-6	168,000	-
A-7	860,451	-
	1,512,316	982,501

All shares of Series A Preferred confer upon their holders the right to vote with holders of the Company’s shares of common stock (“Common Stock”), on an as-converted into Common Stock basis. Each share of Series A Preferred is entitled to dividends when and if declared by the Board of Directors of the Company, pro rata among themselves and on an as converted into Common Stock basis.

Each share of Series A Preferred is initially convertible into one share of Common Stock. The conversion ratio of all shares of Series A Preferred adjusts automatically in the case of any stock split, stock dividend or other similar occurrence, without the payment of any additional consideration. Additionally, all shares of Series A Preferred have full ratchet anti-dilution protection.

In the event of a liquidation or deemed liquidation of the Company, the holders of Series A Preferred are entitled either (i) to receive, on a pro rata basis an amount per each share of Series A Preferred equal to the initial purchase price per share (adjusted for stock splits, combination stock dividends, recapitalizations, and similar events), plus an amount equal to any declared but unpaid dividends thereon or (ii) to participate on an as-converted into Common Stock basis with the holders of Common Stock, pro-rata, in the amounts available for distribution, whichever amount provides the holders of Series A Preferred the greatest distribution.

All shares of Series A Preferred automatically convert into Common Stock at the then applicable conversion ratio upon: (i) a qualified IPO (as defined in the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”)); (ii) the election of 51% of the holders of Series A Preferred to convert such shares into Common Stock; or (iii) a Public Company Event (as defined in the Certificate of Incorporation), including, in the case of the Series A-1 Preferred, Series A-2 Preferred and Series A-7 Preferred, a public reverse merger transaction.

Series A-1 Convertible Preferred Stock. Shares of Series A-1 Preferred - were issued to Odysseus Ventures LLP, a limited liability partnership (the “Seed Investor”), on September 10, 2008 pursuant to a stock purchase agreement entered into by and among the Company, Dr. Uri Polat (the “Founder”) and the Seed Investor pursuant to which the Seed Investor purchased 200,602 shares of Common Stock and 333,333 shares of Series A-1 Preferred Stock, for a total consideration of $250 paid by the Seed Investor on the Company's inception date February 5, 2007. Out of $250, a sum of $167 was paid to purchase the 333,333 shares of Series A-1 Preferred Stock.

Series A-2 Convertible Preferred Stock. Shares of Series A-2 Preferred were issued to certain investors on September 10, 2008 pursuant to a stock purchase agreement at a price per share of $3.75 and an aggregated purchase price of $392.

17

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

U.S. DOLLARS

IN THOUSANDS (Except shares, warrants and per share value amounts)

NOTE 8:-	STOCKHOLDERS’ EQUITY (continued)

c.	Preferred Stock and warrants (continued):

Series A3 Convertible Preferred Stock. Shares of Series A-3 Preferred were issued to investors during the period November 2008 through December 2010 at a price per share of $5 for and an aggregated purchase price of $1,043 as follows: 101,236 , 53,400 and 54,000 shares of Series A-3 Preferred were issued during the years 2010, 2009 and 2008 respectively. Each Series A-3 has an annual dividend of 10% compounded annually.

Out of the $1,043 the aggregated purchase price, a sum of $783 was paid to purchase shares of Series A-3 Preferred Stock, and a sum of $260 was paid to purchase 625,908 warrants (see below).

Series A-3 Preferred Stock in the amount of $783 were classified outside of permanent equity as temporary equity since the holder can trigger redemption under ASC 480-10S99 (EITF Topic D-98) and the redemption is not solely within the control of the issuer.

Upon the occurrence of certain events, shares of Series A-3 Preferred Stock were exchangeable into shares of the Company’s subsequently issued securities or shares of Series A-7 Preferred Stock in accordance with the terms set forth in an amendment to the original Series A-3 Purchase Agreements (the “Series A-3 Amendment”), and, as of November 10, 2012, all shares of Series A-3 Preferred and the 10% accrued dividend on the Series A-3 Preferred were exchanged into 326,811 shares of Series A-7 Preferred based on a $17,500 pre-money valuation of the Company .

Series A-4 Convertible Preferred Stock. Shares of Series A-4 Preferred were issued to investors during November 2010 through November 2012 at a price per share of $5 for an aggregated purchase price of $2,250 as follows: 160,000, 90,000 and 200,000 shares of Series A-4 Preferred were issued during the years 2012, 2011 and 2010 respectively. Upon the occurrence of certain events, shares of Series A-4 Preferred Stock were exchangeable into shares of the Company’s subsequently issued securities or shares of Series A-7 Preferred Stock in accordance with the terms set forth in an amendment to the original Series A-4 Purchase Agreements (the “Series A-4 Amendment”), and, as of November 10, 2012, all shares of Series A-4 Preferred were converted into 533,640 shares of Series A-7 Preferred based on a $17,500 pre-money valuation of the Company.

Series A5 Convertible Preferred Stock. Shares of Series A-5 Preferred were issued to investors at a price per share of $5 and an aggregated purchase price of $230 during the year 2011. Pursuant to the Series A-5 Preferred Purchase Agreements, as amended, upon the occurrence of a Qualified Next Round (as defined in the Certificate of Incorporation) or a deemed Qualified Next Round in connection with a Qualified Public Reverse Merger, the shares of Series A-5 Preferred will be automatically exchanged (based on a value per share of $5 of Series A-5 Preferred) into the same class and series of shares of the Company issued in such Qualified Next Round or such Deemed Qualified Next Round (the “New Shares”) on the same terms but at a discounted price per share (“PPS”) calculated as follows: a 50% discount to lower of (i) the PPS of the New Shares or (ii) a PPS which, when multiplied times the number of Outstanding Shares (as defined below), equals $50,000 (the discounted PPS as determined by the immediately preceding clause (i) or (ii), as applicable, the “Discounted PPS”). “Outstanding Shares” means the number of shares of capital stock of the Company that are issued and outstanding immediately prior to the Qualified Next Round or deemed Qualified Next Round, excluding all of the shares of the Company’s preferred stock that are exchangeable for New Shares in a Qualified Next Round or deemed Qualified Next Round (including, without limitation, the shares of Series A-5 Preferred ) and all shares of the Company’s capital stock issuable upon the conversion or exercise of the Company’s derivative or equity-linked securities, including, but not limited to, warrants, options, preferred stock and convertible debt.

If a Qualified Next Round, a Qualified Reverse Merger or a Non-Financed Qualified Reverse Merger does not occur on or prior to the 24-month of the respective original issuances dates of the Series A-5 Preferred, then, on each such anniversary dates, the Series A-5 Preferred shares will be automatically exchanged for shares of Series A-7 Preferred based on a $17,500 pre-money valuation of the Company.

18

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

U.S. DOLLARS

IN THOUSANDS (Except shares, warrants and per share value amounts)

NOTE 8:-	STOCKHOLDERS’ EQUITY (continued)

d.	Preferred Stock and warrants (continued):

Series A6 Convertible Preferred Stock.

On November 28, 2012, the Company entered into a stock purchase agreement with certain investors, pursuant to which the Company issued and sold an aggregate of 168,000 shares of its Series A-6 Preferred at a purchase price of $5 per share for aggregate consideration of $834 (a total of $840, less $6 issuing expenses). The terms of the Series A-6 Preferred are substantially similar to the terms of the Series A-5 Preferred.

Series A7 Convertible Preferred Stock

On November 9, 2012, the Company entered into amendments to the original Series A-3 Preferred, Series A-4 Preferred and Series A-5 Preferred purchase agreements (the “Series A Amendments”) to, among other things, clarify the exchange and conversion mechanisms applicable to such series of Series A Preferred in connection with subsequent issuances of the Company’s equity securities and/or the Company’s reverse merger with a publicly-traded company. On November 10, 2012 all issued and outstanding shares of Series A-3 Preferred and Series A-4 Preferred were exchanged for 860,451 shares of Series A-7 Preferred in accordance with the terms set forth in the Series A Amendments. The terms of the Series A-7 Preferred are substantially similar to the terms of the Series A-2 Preferred.

Warrants

Holders of Series A-2 stock were granted 10,453 warrants in a quantity equal to 10% of the number of preferred A2 issued exercisable for Common Stock at any time during the period commencing on the original issuance date and expiring upon the earlier to occur of (a) immediately prior to the consummation of an initial public offering of the Company's securities; (b) consummation of a merger of the Company with or into another company or the sale of all or substantially all of the assets or of all or substantially all of the outstanding shares of capital stock of the Company to a third party, and (c) the period of 10 (ten) years from the date of issuance, at an exercise price of $3.75 per share of Common Stock. The number of shares of Common Stock issuable upon exercise of each warrant shall be adjusted, upon the occurrence of any event occurring prior to the exercise of a warrant which results in the adjustment of the conversion price applicable to the Series A-2 Preferred, such that upon exercise of the warrant the holder thereof shall be entitled to the number of shares of Common Stock equal to the quotient derived by dividing the exercise price paid upon such exercise by the applicable conversion price then in effect for the Series A-2 Preferred.

Holders of Series A-3 stock were granted 625,908 warrants. In accordance with the terms of the Series A-3 Amendment on November 9, 2012, upon the exchange of the shares of Series A-3 Preferred for shares of Series A-7 Preferred, the holders of the Series A-3 Preferred were issued an aggregate of 326,811 warrants to purchase Common Stock at an exercise price of $4.22 per share and 653,621 warrants to purchase Common Stock at an exercise price of $8.44 per share. The warrants are exercisable at any time during the period commencing on September 10, 2012 and ending on the five (5)-year anniversary thereof, using either a cash or cashless method. Upon consummation of a Qualified Reverse Merger, a Non-Financed Qualified Reverse Merger (as such terms are defined in the Certificate of Incorporation) or any other merger or consolidation of the Company, each such warrant shall be exchanged for warrants of Pubco (as defined in the Certificate of Incorporation), in the case of a Qualified Reverse Merger or a Non-Financed Qualified Reverse Merger, or the surviving corporation (in the case of any other merger or consolidation), containing substantially similar terms to the warrants and providing for the exercise thereof for a number of securities of Pubco or the surviving corporation, as the case may be, at an exercise price consistent with the exchange ratio applicable to shares of Common Stock in the merger agreement or other applicable transaction document in respect of such Qualified Reverse Merger, Non-Financed Qualified Reverse Merger or other merger or consolidation, as the case may be.

19

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

U.S. DOLLARS

IN THOUSANDS (Except shares, warrants and per share value amounts)

NOTE 8:-	STOCKHOLDERS’ EQUITY (continued)

d.	Preferred Stock and warrants (continued):

At December 31, 2012 the Company had the following warrants outstanding:

	Grant Date	Expiration Date	Warrants Granted	Exercise Price
A-2	09/10/08	09/09/18	10,453	$3.75
A-7	11/09/12	11/08/22	326,811	$4.22
A-7	11/09/12	11/08/22	653,621	$8.44
			990,885

The following table summarizes warrant activity for the years ending December 31, 2012 and 2011:

	Number	Weighted Average Exercise Price	Weighted Average Life (years)
Outstanding, January 1, 2011	636,361	$6.98	7.67
Granted	-	-	-
Exercised	-	-	-
Forfeited	-	-	-
Outstanding, December 31, 2011	636,361	$6.98	6.67

A-3 exchanged to A-7	(625,908)	$7.03	6.71
A-7 granted in exchange to A-3	980,432	$7.03	9.98
Forfeited	-	-	-
Outstanding, December 31, 2012	990,885	$7.00	9.96

e.	Employees stock options:

In 2008, the Company adopted the 2008 Stock Option Plan for granting options to its employees, directors and consultants to purchase up to 550,000 shares of Common Stock of the Company. As of December 31, 2012, an aggregate of 487,275 Common Stock of the Company are still available for future grant.

In 2010, the Company adopted the 2010 Stock Option Plan for granting options to its employees, directors and consultants to purchase 550,000 shares of Common Stock of the Company. On May 3 2012, the Company approved an amendment to its 2010 Equity Incentive Plan, pursuant to which, among other things, increased the number of shares of Common Stock authorized for issuance thereunder from 550,000 shares to 1,040,000. As of December 31, 2012, an aggregate of 483,266 Common Stock of the Company are still available for future grant.

Options granted under such plans and agreements expire after ten years from the date of grant. Options cease vesting upon termination of the optionee’s employment or other relationship with the Company.

The exercise price of the options granted under the individual agreements to its U.S. employees, directors and consultants is determined to be no less than 100% of the fair market value of Company's stock on the date of grant. The exercise price of the options granted under the individual agreements to its Israeli employees is $0.01. Any options that are canceled or not exercised within the option term become available for future grant.

The Company accounts for stock-based compensation using the fair value recognition provisions of ASC No. 718 “Compensation – stock compensation”.

20

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

U.S. DOLLARS

IN THOUSANDS (Except options and per share value amounts)

NOTE 8:-	STOCKHOLDERS’ EQUITY (continued)
e.	Employees stock options (continued):

Following is a summary of the status of the stock options during 2012 and 2011:

	December 31, 2012
	Number of Options	Exercise Price
Outstanding at the beginning of the year	15,333	$0.01
Granted under the 2010 plan	649,419	$0.01
Exercised	(15,333)	$0.01
Outstanding at the end of the year	649,419	$0.01
Options exercisable	485,416	$0.01
Weighted average fair value of options granted during 2012		$2.27

	December 31, 2011
	Number of Options	Exercise Price
Outstanding at the beginning of the year	15,333	$0.01
Granted under the 2010 plan	-	-
Outstanding at the end of the year	15,333	$0.01
Options exercisable	15,333	$0.01
Weighted average fair value of options granted during 2011		$2.27

Following is a summary of nonvested shares as of December 31, 2012 and changes during the year:

	December 31, 2012
	Number of Options	Weighted Average Fair Value
Balance at the beginning of the year	-	$-
Granted under the 2010 plan	649,419	$2.27
Vested during the year	(485,416)	$2.27
Forfeited during the year	-	$-
Balance at the end of the year	164,003	$2.27

The total unrecognized estimated compensation cost related to non-vested employees' stock options granted until December 31, 2012 was $327 which is expected to be recognized over a weighted average period of 1.6 years.

Compensation costs charged to operations for 2012, 2011 and for the period from February 5, 2007 (date of inception) amounted to $1,148, $1 and $1,208, respectively.

During 2012 and 2011, respectively, cash received upon exercise under the Equity Incentive Plans totaled less than 1$ and $0, respectively.

21

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

U.S. DOLLARS

IN THOUSANDS (Except options and per share value amounts)

NOTE 8:-	STOCKHOLDERS’ EQUITY (continued)
e.	Employees stock options (continued):

The options outstanding as of December 31, 2012 have been separated by exercise prices, as follows:

Exercise Price	# of Options Outstanding	Average Remaining Contractual Life (years)	# of Options Exercisable
$0.01	649,419	9.4	485,416
	649,419		485,416

The total intrinsic value of options exercised during 2012 and 2011 was $35 and $0, respectively. The total aggregate intrinsic value of options outstanding at December 31, 2012 and 2011 was $1,468 and $35, respectively.

f.	Options to nonemployees:

As a consideration for consulting services the Company issued options to service providers to purchase the Company’s Ordinary shares as follows:

				Weighted Average Fair value
				Vested	Nonvested
			Exercise	at the date	December
Date of grant	# of options	Vesting schedule	price	of vesting	31, 2012
January 15, 2008	15,392	at date of grant	$0.010	2.2700	-
May 11, 2010	15,000	4 equal annual installments	$1.875	1.6536	1.5179
May 19, 2010	15,000	4 equal annual installments	$1.875	1.6535	1.5179
June 1, 2010	15,000	4 equal annual installments	$1.875	1.6512	1.5179
June 7, 2010	15,000	4 equal annual installments	$1.875	1.6512	1.5179
November 10, 2010	15,000	4 equal annual installments	$1.875	1.6465	1.5676
March 31, 2011	12,134	5 equal monthly installments	$0.010	2.2700	-
November 6, 2011	2,348	at date of grant	$0.010	2.2700	-
April 15, 2012	470	at date of grant	$0.010	2.2700	-
May 10, 2012	367,363	at date of grant	$0.010	2.2700	-
	472,707

The Company accounted for these grants under the fair value method of ASC 505-50. Compensation costs charged to operations for 2012, 2011 and for the period from February 5, 2007 (date of inception) amounted to $844, $29 and $1,038 respectively.

During 2012 and 2011, respectively, cash received upon exercise under the share based arrangements totaled less than $1 and $0.

The total unrecognized estimated compensation cost related to nonvested stock options granted to nonemployees at December 31, 2012 was $16 which is expected to be recognized over a weighted average period of 1.5 years.

22

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

U.S. DOLLARS

IN THOUSANDS

NOTE 8:-	STOCKHOLDERS’ EQUITY (continued)

g.	Total stock-based compensation expenses recognized in 2011, 2010 and for the period from February 5, 2007 (date of inception) was comprised as follows:

			Period from
			February 5, 2007
			(date of inception)
	Year ended December 31,		to December 31,
	2012	2011	2012
Research and development	$1,241	$30	$1,485
General and administrative	751	-	760
	$1,992	$30	$2,245

NOTE 9:-	INCOME TAXES

a.	Carryforward losses:

Carry-forward tax losses of the Company as of December 31, 2012 were $571. Carry-forward tax losses of Eyekon E.R.D. Ltd. as of December 31, 2012 were $ 3,462 which may be carried forward and offset against taxable income in the future for an indefinite period.

The components of the Company’s (loss) income before provision for income taxes by jurisdiction are as follows:

			Period from
			February 5, 2007
			(date of inception)
	Year ended December 31,		to December 31,
	2012	2011	2012
Domestic	$2,129	$101	$4,035
Foreign	1,344	1,239	4,077
	$3,473	$1,340	$8,112

The components of the provision for income taxes are as follows:

Year ended December 31,
	2012	2011
Current tax:
United States—Federal	$-	$-
United States—State and local	-	-
Outside United States	-	-
Total current tax
Deferred tax:
United States—Federal	-	-
United States—State and local	-	-
Outside United States	-	-
Total deferred tax	-	-
Provision for income taxes, net	$-	$-

23

UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

U.S. DOLLARS

IN THOUSANDS

NOTE 9:-	INCOME TAXES (continued)

b.	Reconciliation of the theoretical tax expenses:

			Period from
			February 5, 2007
			(date of inception)
	Year ended December 31,		to December 31,
	2012	2011	2012
Loss before taxes	$3,473	$1,340	$8,112
Statutory tax rate of Ucansi Inc.	35%	35%	35%
Tax benefit	1,216	469	2,839

Permanent differences	(330)	(81)	(1,127)
Valuation allowance	(647)	(279)	(1,366)
Differences in tax rate	(239)	(109)	(346)

Tax expense	$-	$-	$-

d.	Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial purposes and the amounts used for income tax purposes.

As of December 31, 2012 the Company has provided full valuation allowance in respect of deferred tax assets. Management currently believes that since the Company has a history of losses it is more likely than not that the deferred tax regarding the loss carry-forward and other temporary differences will not be realized in the foreseeable future.

Components of the Company's deferred tax liabilities and assets are as follows:

	December 31,
	2012		2011

Tax assets in respect of:	$		$
Accrued severance pay and accrued vacation pay		3		10
Employees stock based compensation		302		15
Net loss carry forward		1,061		694
Total deferred tax assets		1,366		719
Less - valuation allowance		(1,366)		(719)
Deferred tax assets		$-		$-

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UCANSI INC. AND SUBSIDIARY

(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2011 AND 2010

U.S. DOLLARS

IN THOUSANDS

NOTE 10:-	FINANCIAL (EXPENSES) INCOME, NET

			Period from
			February 5, 2007
			(date of inception)
	Year ended December 31,		to December 31,
	2012	2011	2012
Financial income	$-	$-	$6
Financial (expenses)	(2)	(2)	(10)
Exchange rate differences income (loss)	16	(23)	(40)
	$14	$(25)	$(44)

NOTE 11:-	SUBSEQUENT EVENTS

In accordance with ASC 855-10, the Company has analyzed its operations subsequent to December 31, 2012 through the date these financial statements were issued and has determined that it does not have any material subsequent events to disclose.

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